Exhibit 99.2

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                      Periods Ended March 31, 2003 and 2002

                                                                     3 MO. ENDED MARCH 31               12 MO. ENDED MARCH 31
                                                              ---------------------------------  ----------------------------------
Line                                                            2003        2002    INCR (DECR)    2003        2002     INCR (DECR)
                                                              --------    --------  -----------  --------    --------   -----------
     EARNINGS CONTRIBUTION
          BY SUBSIDIARY ($ MILLIONS)

1       Arizona Public Service                                $     16    $     32   $    (16)   $    183    $    248    $    (65)
2       Pinnacle West Energy                                         5           1          4         (14)         19         (33)
3       APS Energy Services                                          8           2          6          34          --          34
4       SunCor                                                       1           1         --           9           4           5
5       El Dorado                                                    3          --          3         (52)         --         (52)
6       Parent Company                                             (13)         17        (30)         13          46         (33)
                                                              --------    --------   --------    --------    --------    --------

7          Income From Continuing Operations                        20          53        (33)        173         317        (144)

        Income From Discontinued Operations -
8a         Net of Tax                                                5           1          4          14           1          13
        Cumulative Effect of Change in Accounting -
8b         Net of Tax                                               --          --         --         (66)        (12)        (54)
                                                              --------    --------   --------    --------    --------    --------

9          Net Income                                         $     25    $     54   $    (29)   $    121    $    306    $   (185)
                                                              ========    ========   ========    ========    ========    ========
     EARNINGS PER SHARE
          BY SUBSIDIARY - DILUTED

10      Arizona Public Service                                $   0.17    $   0.37   $  (0.20)   $   2.12    $   2.92    $  (0.80)
11      Pinnacle West Energy                                      0.06        0.01       0.05       (0.17)       0.22       (0.39)
12      APS Energy Services                                       0.08        0.03       0.05        0.39          --        0.39
13      SunCor                                                    0.01        0.02      (0.01)       0.11        0.05        0.06
14      El Dorado                                                 0.03          --       0.03       (0.60)         --       (0.60)
15      Parent Company                                           (0.13)       0.20      (0.33)       0.15        0.56       (0.41)
                                                              --------    --------   --------    --------    --------    --------

16         Income From Continuing Operations                      0.22        0.63      (0.41)       2.00        3.75       (1.75)

        Income From Discontinued Operations -
17a        Net of Tax                                             0.06          --       0.06        0.16          --        0.16
        Cumulative Effect of Change in Accounting -
17b        Net of Tax                                               --          --         --       (0.76)      (0.14)      (0.62)
                                                              --------    --------   --------    --------    --------    --------

18         Net Income                                         $   0.28    $   0.63   $  (0.35)   $   1.40    $   3.61    $  (2.21)
                                                              ========    ========   ========    ========    ========    ========

19   BOOK VALUE PER SHARE                                     $  29.39    $  30.06   $  (0.67)   $  29.39    $  30.06    $  (0.67)

     COMMON SHARES OUTSTANDING -
          DILUTED (THOUSANDS)
20      Average                                                 91,359      84,884      6,475      86,627      84,910       1,717
21      End of Period                                           91,257      84,789      6,468      91,257      84,789       6,468

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                      Periods Ended March 31, 2003 and 2002


                                                                      3 MO. ENDED MARCH 31               12 MO. ENDED MARCH 31
                                                              ----------------------------------  ----------------------------------
Line                                                            2003        2002     INCR (DECR)    2003        2002     INCR (DECR)
                                                              --------    --------   -----------  --------    --------   -----------
      ELECTRIC OPERATING REVENUES
        (DOLLARS IN  MILLIONS)
      REGULATED ELECTRICITY SEGMENT
        Retail
22          Residential                                       $    168    $    171    $     (3)   $    903    $    913    $    (10)
23          Business                                               196         195           1         929         948         (19)
                                                              --------    --------    --------    --------    --------    --------
24              Total retail                                       364         366          (2)      1,832       1,861         (29)
         Wholesale revenue on delivered electricity
25          Traditional contracts                                    3           2           1          10          49         (39)
26          Retail load hedge management                             5           2           3         126         575        (449)
27       Transmission for others                                     6           6          --          30          28           2
28       Other miscellaneous services                                7           4           3          19          16           3
                                                              --------    --------    --------    --------    --------    --------
29              Total regulated electricity                        385         380           5       2,017       2,529        (512)
                                                              --------    --------    --------    --------    --------    --------
      MARKETING  AND TRADING SEGMENT
         Delivered marketing and trading
30          Generation sales other than native load                 44           8          36          86          69          17
31          Realized margins on electricity trading                  5          27         (22)         27          77         (50)
32          Other delivered electricity (a)                        122          34          88         295         252          43
                                                              --------    --------    --------    --------    --------    --------
33          Total delivered marketing and trading                  171          69         102         408         398          10
                                                              --------    --------    --------    --------    --------    --------
      OTHER MARKETING AND TRADING
         Realized margins on delivered commodities
34          other than electricity (a)                              (2)          4          (6)          2          (5)          7
         Prior period mark-to-market (gains) losses on
35          contracts delivered during current period (a)           (3)        (22)         19         (15)        (43)         28
36       Change in mark-to-market for future-period
            deliveries                                              (3)         25         (28)         18         119        (101)
                                                              --------    --------    --------    --------    --------    --------
37       Total other marketing and trading                          (8)          7         (15)          5          71         (66)
                                                              --------    --------    --------    --------    --------    --------
38    Total marketing and trading                                  163          76          87         413         469         (56)
                                                              --------    --------    --------    --------    --------    --------
39    Total operating electric revenues                       $    548    $    456    $     92    $  2,430    $  2,998    $   (568)
                                                              ========    ========    ========    ========    ========    ========
      ELECTRIC SALES (GWH)

      REGULATED ELECTRICITY SEGMENT
         Retail
40          Residential                                          2,104       2,141         (37)     10,407      10,354          53
41          Business                                             2,849       2,771          78      12,995      13,011         (16)
                                                              --------    --------    --------    --------    --------    --------
42              Total retail                                     4,953       4,912          41      23,402      23,365          37
         Wholesale electricity delivered
43          Traditional contracts                                  130          71          59         533         715        (182)
44          Retail load hedge management                           109         158         (49)      2,593       3,123        (530)
                                                              --------    --------    --------    --------    --------    --------
45              Total regulated electricity                      5,192       5,141          51      26,528      27,203        (675)
                                                              --------    --------    --------    --------    --------    --------
      MARKETING  AND TRADING SEGMENT
         Delivered marketing and trading
46          Generation sales other than native load                992         376         616       2,407       1,141       1,266
47          Electricity trading                                  3,910       3,109         801      17,726      12,849       4,877
48          Other delivered electricity                          2,470         727       1,743       5,882       2,550       3,332
                                                              --------    --------    --------    --------    --------    --------
49          Total delivered marketing and trading                7,372       4,212       3,160      26,015      16,540       9,475
                                                              --------    --------    --------    --------    --------    --------
50    Total electric sales                                      12,564       9,353       3,211      52,543      43,743       8,800
                                                              ========    ========    ========    ========    ========    ========

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $3 million was transferred to "realized" for the first quarter of 2003. Lines 31 and 34 include amounts totaling $3 million of realized revenues for the first quarter of 2003.

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                      Periods Ended March 31, 2003 and 2002


                                                                               3 MO. ENDED MARCH 31         12 MO. ENDED MARCH 31
                                                                          ----------------------------  ----------------------------
Line                                                                       2003      2002  INCR (DECR)   2003      2002  INCR (DECR)
                                                                          -----     -----  -----------  -----     -----  -----------
     MARKETING AND TRADING SEGMENT
          PRETAX GROSS MARGIN ANALYSIS
        (DOLLARS IN  MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
        Realized margin on delivered commodities
           Electricity
51             Generation sales other than native load                    $   3         2     $   1        15        34       (19)
52             Other electricity marketing and trading (a)                   24        33        (9)       90       146       (56)
                                                                          -----     -----     -----     -----     -----     -----
53             Total electricity                                             27        35        (8)      105       180       (75)
54         Other commodities (a)                                             (2)        4        (6)        2        (5)        7
                                                                          -----     -----     -----     -----     -----     -----
55         Total realized margin                                             25        39       (14)      107       175       (68)
                                                                          -----     -----     -----     -----     -----     -----
        Prior-period mark-to-market (gains) losses on contracts
           delivered during current period
56         Electricity (a)                                                   (5)      (16)       11       (11)      (48)       37
57         Other commodities (a)                                              2        (6)        8        (3)       10       (13)
58         Charge related to trading activities with Enron
              and its affiliates                                             --        --        --        --        (8)        8
                                                                          -----     -----     -----     -----     -----     -----
59         Subtotal                                                          (3)      (22)       19       (14)      (46)       32
                                                                          -----     -----     -----     -----     -----     -----
60      Total current period effects (b)                                     22        17         5        93       129       (36)
                                                                          -----     -----     -----     -----     -----     -----
     Change in mark-to-market gains (losses) for
        future period deliveries (b)
61      Electricity                                                          (6)       25       (31)       24       145      (121)
62      Other commodities                                                     3        (2)        5        (6)      (24)       18
                                                                          -----     -----     -----     -----     -----     -----
63      Subtotal                                                             (3)       23       (26)       18       121      (103)
                                                                          -----     -----     -----     -----     -----     -----
64   Total gross margin                                                   $  19        40     $ (21)    $ 111     $ 250     $(139)
                                                                          =====     =====     =====     =====     =====     =====

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of March 31, 2003, Pinnacle West had accumulated mark-to-market net gains of $35 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: remainder of 2003, $2 million; 2004, $10 million; 2005, $10 million; 2006 and thereafter, $13 million.

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $5 million was transferred to "realized" for the first quarter of 2003. A $5 million realized gain is included in the $24 million on line 52 for the first quarter of 2003.

(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                      Periods Ended March 31, 2003 and 2002

                                                                    3 MO. ENDED MARCH 31                12 MO. ENDED MARCH 31
                                                             ----------------------------------  ----------------------------------
Line                                                           2003        2002     INCR (DECR)    2003        2002     INCR (DECR)
                                                             --------    --------   -----------  --------    --------   -----------
     MARKETING AND TRADING SEGMENT
          PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
        (DOLLARS IN  MILLIONS)

     BY COMMODITY SOLD OR TRADED

65   Electricity                                             $     17    $     45    $    (28)   $    119    $    276    $   (157)
66   Natural gas                                                    2          (5)          7           1         (11)         12
67   Coal                                                          (1)         (1)         --          (2)         (7)          5
68   Emission allowances                                           --           1          (1)         (8)         (8)         --
69   Other                                                          1          --           1           1          --           1
                                                             --------    --------    --------    --------    --------    --------
70      Total Gross Margin                                   $     19    $     40    $    (21)   $    111    $    250    $   (139)
                                                             ========    ========    ========    ========    ========    ========

     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
71      Generation sales other than native load              $     (2)   $      1    $     (3)   $      5    $      1    $      4
72      Other marketing and trading                                 4          34         (30)         52         105         (53)
     APS
73      Generation sales other than native load                     6           1           5           7          32         (25)
74      Other marketing and trading                                --          --          --          --         103        (103)
     Pinnacle West Energy
75      Generation sales other than native load                    (1)         --          (1)          3          --           3
76      Other marketing and trading                                --          --          --          --          --          --
     APS ES
77      Other marketing and trading                                12           4           8          44           9          35
                                                             --------    --------    --------    --------    --------    --------
78   Total gross margin before income taxes                  $     19    $     40    $    (21)   $    111    $    250    $   (139)
                                                             ========    ========    ========    ========    ========    ========

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                      Periods Ended March 31, 2003 and 2002

                                                                     3 MO. ENDED MARCH 31                12 MO. ENDED MARCH 31
                                                             ----------------------------------   ----------------------------------
Line                                                           2003        2002     INCR (DECR)     2003        2002     INCR (DECR)
                                                             --------    --------   -----------   --------    --------   -----------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
79      Residential                                           827,937     801,000      26,937      808,535     782,760      25,775
80      Business                                              101,999      99,335       2,664      100,897      98,723       2,174
                                                             --------    --------    --------     --------    --------    --------
81         Total                                              929,936     900,335      29,601      909,432     881,483      27,949
82   Wholesale customers                                           65          67          (2)          67          66           1
                                                             --------    --------    --------     --------    --------    --------
83         Total customers                                    930,001     900,402      29,599      909,499     881,549      27,950
                                                             ========    ========    ========     ========    ========    ========

84   Customer Growth (% over prior year)                          3.3%        3.2%        0.1%         3.2%        3.5%       (0.3)%

     RETAIL SALES (GWH) -
        WEATHER NORMALIZED

85   Residential                                                2,235       2,162          73       10,455       9,892         563
86   Business                                                   2,880       2,774         106       13,005      12,767         238
                                                             --------    --------    --------     --------    --------    --------
87         Total                                                5,115       4,936         179       23,460      22,659         801
                                                             ========    ========    ========     ========    ========    ========
     RETAIL USAGE
        (KWH/AVERAGE CUSTOMER)

88   Residential                                                2,541       2,673        (132)      12,871      13,228        (357)
89   Business                                                  27,927      27,896          31      128,793     131,805      (3,012)

     RETAIL USAGE -
          WEATHER NORMALIZED
        (KWH/AVERAGE CUSTOMER)

90   Residential                                                2,700       2,699           1       12,931      12,637         294
91   Business                                                  28,236      27,928         308      128,893     129,322        (429)

     ELECTRICITY DEMAND (MW)

92   System peak demand                                         3,569       3,921        (352)       5,803       5,687         116

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                      Periods Ended March 31, 2003 and 2002


                                                                      3 MO. ENDED MARCH 31              12 MO. ENDED MARCH 31
                                                                --------------------------------   -------------------------------
Line                                                             2003        2002    INCR (DECR)    2003       2002    INCR (DECR)
                                                                -------     -------  -----------   -------    -------  -----------
     ENERGY SOURCES (GWH)

     Generation production
93      Nuclear                                                   2,306       2,257         49       9,030      8,381        649
94      Coal                                                      2,770       2,890       (120)     11,936     12,561       (625)
95      Gas, oil and other                                        1,288         337        951       5,320      3,324      1,996
                                                                -------     -------    -------     -------    -------    -------
96         Total                                                  6,364       5,484        880      26,286     24,266      2,020
                                                                -------     -------    -------     -------    -------    -------
     Purchased power
97      Firm load                                                   (15)         70        (85)      1,533      2,861     (1,328)
98      Marketing and trading                                     6,489       3,993      2,496      26,199     18,520      7,679
                                                                -------     -------    -------     -------    -------    -------
99         Total                                                  6,474       4,063      2,411      27,732     21,381      6,351
                                                                -------     -------    -------     -------    -------    -------
100        Total energy sources                                  12,838       9,547      3,291      54,018     45,647      8,371
                                                                =======     =======    =======     =======    =======    =======
     POWER PLANT PERFORMANCE

     Capacity Factors
101     Nuclear                                                      98%         96%         2%         95%        88%         7%
102     Coal                                                         75%         78%        (3)%        80%        84%        (4)%
103     Gas, oil and other                                           26%         12%        14%         29%        29%         0%
104     System average                                               58%         62%        (4)%        62%        68%        (6)%

     Generation Capacity Out of Service and
     Replaced for Native Load (average MW/day)
105     Nuclear                                                      31          62        (31)         60        129        (69)
106     Coal                                                        247         184         63         182        143         39
107     Gas                                                         189          12        177          92         25         67
108        Total                                                    467         258        209         334        297         37

109  Generation Fuel Cost ($/MWh)                               $ 15.89     $ 11.57    $  4.32     $ 14.01    $ 14.30    $ (0.29)

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                   Quarterly Consolidated Statistical Summary
                      Periods Ended March 31, 2003 and 2002

                                                                   3 MO. ENDED MARCH 31                 12 MO. ENDED MARCH 31
                                                           -----------------------------------   ----------------------------------
Line                                                         2003        2002      INCR (DECR)     2003        2002     INCR (DECR)
                                                           --------    --------    -----------   --------    --------   -----------
     ENERGY MARKET INDICATORS (a)

110  Electricity Average Daily Spot Prices ($/MWh)
111     On-Peak
           Palo Verde                                      $  49.66    $  26.86     $  22.80     $  37.98    $  71.57    $ (33.59)
112        SP15                                            $  54.35    $  28.46     $  25.89     $  40.69    $  72.19    $ (31.50)
113     Off-Peak
           Palo Verde                                      $  36.09    $  22.17     $  13.92     $  23.37    $  34.51    $ (11.14)
           SP15                                            $  39.70    $  22.76     $  16.94     $  25.93    $  39.22    $ (13.29)

     WEATHER INDICATORS
114
115  Actual
116     Cooling degree-days                                      76          89          (13)       4,862       5,104        (242)
        Heating degree-days                                     349         472         (123)         677         975        (298)
117     Average humidity                                         44%         28%          16%          31%         31%          0%
118  10-Year Averages
119     Cooling degree-days                                      77          77           --        4,439       4,439          --
        Heating degree-days                                     546         546           --        1,013       1,013          --
        Average humidity                                         45%         45%           0%          36%         36%          0%

     ECONOMIC INDICATORS
120
121  Building Permits -- Metro Phoenix (b) (d)
        Single-family                                         4,928       4,761          167       31,558      28,843       2,715
        Multi-family                                            226         681         (455)       6,051       5,760         291
122                                                        --------    --------     --------     --------    --------    --------
           Total                                              5,154       5,442         (288)      37,609      34,603       3,006
                                                           ========    ========     ========     ========    ========    ========
     Arizona Job Growth (c) (d)
123          Payroll job growth (% over prior year)             1.1%       (0.8)%        1.9%         0.4%        0.3%        0.1%
124          Unemployment rate (%, seasonally adjusted)         5.6%        6.2%        (0.6)%        6.1%        5.2%        0.9%

----------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security
(d) The economic indicators reflect three month and twelve month ended February 2002 and February 2003.

See Glossary of Terms.